Exhibit 99.1

Atreca Announces Asset Purchase Agreement for Sale of Antibody-Related Assets and Materials to Immunome

CAMPBELL, Calif., December 26, 2023 (GLOBE NEWSWIRE) -- Atreca, Inc. (“Atreca”) (NASDAQ: BCEL), a biotechnology company focused on developing novel therapeutics generated through a unique discovery platform based on interrogation of the active human immune response, today announced that it entered into a definitive asset purchase agreement with Immunome, Inc. (Nasdaq: IMNM) to sell a collection of antibody-related assets and materials. Under the terms of the agreement, Immunome would pay Atreca up to $12.5 million, consisting of a $5.5 million upfront payment and up to $7.0 million in clinical development milestones.

“We are pleased to announce this asset purchase agreement with Immunome, a company focused on advancing targeted therapies in oncology,” said John Orwin, President and Chief Executive Officer of Atreca. “We continue to believe that the novel, tumor-targeting antibodies discovered by Atreca, including APN-497444, have tremendous potential in oncology, and we are encouraged that Immunome also recognizes their potential.”

The asset sale will require approval from Atreca stockholders holding at least a majority of the outstanding shares of Atreca’s Class A common stock entitled to vote. A stockholder vote will be sought by proxy solicitation which will include a plan of dissolution calling for the liquidation of any remaining assets, satisfying or making reasonable provisions for any remaining obligations, and making distributions to our stockholders of available proceeds, if any. The board of directors of Atreca intends to seek to distribute remaining funds to our stockholders as quickly as possible, as permitted by law and the plan of dissolution.

Forward-Looking Statements

This communication contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding Atreca’s expectations, intentions or strategies regarding the future, or the completion or effects of the asset sale and the plan of dissolution. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Atreca’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the asset sale, the portion of the cash consideration subject to the achievement of certain clinical development milestones, the ability of Atreca to timely execute the plan of dissolution, the execution costs to Atreca of the asset sale and plan of dissolution, the extent of other liabilities that Atreca will be required to satisfy or reserve for in connection with the Asset Sale and its liquidation and dissolution, the precise amount or timing of liquidation distributions to Atreca stockholders, if any, made pursuant to a plan of dissolution, and the impact of costs and other liabilities on the cash, property and other assets available for distribution to Atreca's stockholders. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Atreca’s most recent filings with the Securities and Exchange Commission (“SEC”), including Atreca’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. Atreca assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Additional Information and Where to Find It

Atreca intends to file a proxy statement with the SEC with respect to the special meeting to be held in connection with the asset sale and dissolution. Promptly after filing the definitive proxy statement with the SEC, Atreca will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the asset sale and dissolution. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ATRECA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by Atreca with the SEC in connection with the asset sale and dissolution at the SEC’s website (http://www.sec.gov). Copies of Atreca’s definitive proxy statement, any amendments or supplements thereto, and any other relevant documents filed by Atreca with the SEC in connection with the asset sale and dissolution will also be available, free of charge, at Atreca’s investor relations website (https://ir.atreca.com/financials-and-filings/sec-filings). Our website address is provided as an inactive textual reference only. The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

Participants in the Solicitation

Atreca and its directors and certain of its executive officers, consisting of Brian Atwood, Kristine M. Ball, Franklin Berger, Stephen R. Brady, David Lacey, M.D., Stacey Y. Ma, Ph.D., William H. Robinson, M.D. Ph.D., Lindsey Rolfe, M.D., who are the non-employee members of the board of directors of Atreca, John A. Orwin, President, Chief Executive Officer and a director of Atreca, Tito A. Serafini, Ph.D., Chief Strategy Officer and a director of Atreca, and Courtney J. Phillips, General Counsel and Corporate Secretary of Atreca, are participants in the solicitation of proxies from Atreca’s stockholders in connection with the asset sale and the dissolution. Information regarding Atreca’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” and “Executive Compensation-Outstanding Equity Awards at December 31, 2022” contained in Atreca’s 2023 annual proxy statement filed with the SEC on April 27, 2023 (the “2023 Proxy Statement”). To the extent that Atreca’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Mr. Orwin and Dr. Serafini will be entitled to severance and change in control benefits as described in the 2023 Proxy Statement under the caption “Executive Compensation—Agreements with our Named Executive Officers & Potential Payments Upon Termination or Change in Control,” except as modified pursuant to an amendment to their respective employment agreements as described in Atreca’s Current Report on Form 8-K, filed with the SEC on December 19, 2023. Ms. Phillips will be entitled to severance and change in control benefits as set forth in her Amended and Restated Executive Employment Agreement, dated as of November 11, 2020, filed with Atreca’s Form 10-Q for the quarterly period ended September 30, 2020 filed with the SEC on November 12, 2020, except as modified pursuant to an amendment to her employment agreement as described in Atreca’s Current Report on Form 8-K, filed with the SEC on December 19, 2023. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for Atreca’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the asset sale and the dissolution when they become available. These documents can be obtained free of charge from the sources indicated above.

Contacts

Investors and Media:

Alex Gray, 650-779-9251

agray@atreca.com

Source: Atreca, Inc.